UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2018

DJO Finance LLC

(Exact Name of Registrant as Specified in its Charter)

State of Delaware	333-142188	20-5653965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, California

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 336-5690

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.01	Changes in Control of Registrant.

(b)

The information provided in Item 8.01 of this Current Report on Form 8-K concerning the structure and effects of the Merger and the related transactions is hereby incorporated by reference into this Item 5.01(b).

Item 8.01	Other Events.

On November 19, 2018, DJO Global, Inc., the indirect parent (the “Company”) of DJO Finance LLC (the “Registrant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Colfax Corporation, a Delaware corporation (“Parent”), Motion Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Grand Slam Holdings, LLC, in its capacity as the Securityholder Representative (as defined in the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The closing of the Merger (the “Closing”) is subject to certain conditions, including (i) expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the receipt of certain other antitrust approvals in foreign jurisdictions, (iii) the absence of any injunction or other judgment that prevents the Closing and (iv) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Merger Agreement. Under the Merger Agreement, Closing will occur on (i) the date that is three business days after satisfaction or waiver of the closing conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing but subject to the satisfaction or waiver of those conditions), or, if later, January 31, 2019, or (ii) such other date as the Company and Parent may mutually agree. The Closing is not subject to a financing condition, and the Company has received the approval of its stockholders.

The Merger Agreement contains termination rights for each of the Company and Parent, including the right to terminate if the transactions contemplated by the Merger Agreement have not been completed by May 19, 2019 (the “Outside Date”), unless the party seeking to terminate has breached the Merger Agreement and such breach is the cause of the failure of the Closing to occur by the Outside Date. The Merger Agreement also provides that Parent will pay the Company a termination fee of $220.5 million if the Company terminates the Merger Agreement under certain specified conditions.

A copy of the Merger Agreement has been attached hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein, and were solely for the benefit of the parties to the Merger Agreement. The representations and warranties contained in the Merger Agreement may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified by information in confidential disclosure schedules provided in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. To the extent that any statements are not recitations of historical fact, such statements constitute forward-looking statements that, by definition, involve risks and uncertainties. These statements can be identified because they use words like “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “future,” “intends,” “plans,” and similar terms. These statements reflect only our current expectations. Forward-looking statements include statements concerning future events and the benefits of the Merger.

Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy, and actual results may differ materially from those we anticipated due to a number of uncertainties, many of which are unforeseen. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. In any forward-looking statement where we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and is believed to have a reasonable basis, but there can be no assurance that any future results or events expressed by the statement of expectation or belief will be achieved or accomplished.

We believe it is important to communicate our expectations to holders of our notes. There may be events in the future, however, that we are unable to predict accurately or over which we have no control. The risk factors listed in Item 1A of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”), as well as any cautionary language in the Annual Report, provide examples of risks, uncertainties and events that may cause actual events to differ materially from the expectations we describe in our forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Merger Agreement, dated as of November 19, 2018, by and among DJO Global, Inc., Colfax Corporation and Motion Merger Sub, Inc. and Grand Slam Holdings LLC in its capacity as the Securityholder Representative (as defined therein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJO FINANCE LLC

By:	/s/ JOSEPH G. MARTINEZ
Name:	Joseph G. Martinez
Title:	Senior Vice President & Associate General Counsel

Date: November 19, 2018